UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2013

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street, Bristol, Connecticut	06010
(Address of principal executive offices)	(Zip Code)

(860) 583-7070
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02
Results of Operations and Financial Condition.

On February 22, 2013, Barnes Group Inc. issued a press release announcing the financial results of operations for the fourth quarter and year ended December 31, 2012. A copy is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on 8-K and the exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 7.01
Regulation FD Disclosure

On February 22, 2013, the Company also issued press releases announcing an agreement to sell its Barnes Distribution North America business and the appointment of its Chief Operating Officer Patrick Dempsey as the Company's next President and Chief Executive Officer.  These press releases are furnished with this report as Exhibits 99.2 and 99.3.

Item 9.01
Financial Statements and Exhibits.

Exhibit 99.1: Press Release issued February 22, 2013, announcing the financial results of operations for the fourth quarter and year ended December 31, 2012.

Exhibit 99.2: Press Release issued February 22, 2013, announcing the Agreement to Sell the Barnes Distribution North America Business.

Exhibit 99.3: Press Release issued February 22, 2013, announcing the Appointment of Chief Operating Officer Patrick Dempsey to President and Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2013	BARNES GROUP INC.
(Registrant)

	By:	/s/ CHRISTOPHER J. STEPHENS, JR.
Christopher J. Stephens, Jr. Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press Release, dated February 22, 2013, announcing the financial results of operations for the fourth quarter and year ended December 31, 2012.
99.2	Press Release, dated February 22, 2013, announcing the Agreement to Sell the Barnes Distribution North America Business.
99.3	Press Release, dated February 22, 2013, announcing the Appointment of Chief Operating Officer Patrick Dempsey to President and Chief Executive Officer.

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